UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2013 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Drive, Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2013, Support.com, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the second quarter of 2013.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

The press release contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the press release including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, plans and objectives of management for future operations, and compliance with credit agreement covenants are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan,” or the negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of CFO and Appointment of Interim CFO

    On Monday July 29, 2013,  the Company received a written notice of resignation effective September 2013 from Ms. Shelly Schaffer, the Company’s Executive Vice President and Chief Financial Officer.  Ms. Schaffer is resigning after more than five years with Support.com to pursue employment opportunities with another company; Ms. Schaffer indicated that her resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  The Company has retained a leading CFO recruiter to help identify Ms. Schaffer’s replacement.  The Board of Directors of the Company has appointed Mr. Ido Sakal, the Company’s Controller, as Principal Accounting Officer and Assistant Treasurer, and Mr. Sakal will serve as Interim Chief Financial Officer following Ms. Schaffer’s departure until a new Chief Financial Officer is retained.

    The Compensation Committee of the Board has approved a modification to the terms of Ms. Schaffer’s performance bonus and target for Q3 2013 under the Company’s Executive Incentive Compensation Plan (“EICP”), specifying that Ms. Schaffer will be entitled to earn her bonus for Q3 2013 at 100% of the target value contingent on her active assistance in implementing a transition plan in the quarter prior to her departure.  No other changes to Ms. Schaffer’s compensation arrangements were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated July 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013

SUPPORT.COM, INC.

By:	/s/ Shelly Schaffer
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 31, 2013